Exhibit 99.1

Lifeward Names Mark Grant as New CEO

Industry veteran brings 30 years of commercial leadership experience

MARLBOROUGH, MA, and YOKNEAM ILLIT, Israel, May 19, 2025 – Lifeward Ltd. (Nasdaq: LFWD) (“Lifeward” or the “Company”), a global leader in innovative medical technology to transform the lives of people with physical limitations or disabilities, today announced that Mark Grant has been appointed as the Company’s new President and Chief Executive Officer, effective June 2, 2025. Larry Jasinski, Lifeward’s outgoing CEO, will serve as Co-CEO and, as previously announced, will serve in an advisory capacity until the end of June to assist with the transition, and thereafter on an as-needed basis through the end of 2025.

"Mark brings 30 years of combined experience in commercial leadership, channel development and strategic solutions, and is the perfect choice to lead Lifeward in its next stage of growth,” said Joseph Turk, Chairman of the Lifeward Board of Directors. “As a leader, Mark has managed teams in multiple geographies and has led critical functions, including Americas field and inside sales, field clinicians, managed markets, sales channels, health economics and reimbursement, sales training and enablement, revenue cycle management, marketing, and global customer service.

I want to welcome Mark on behalf of the entire Lifeward Board; we look forward to working with him to help drive innovations that change the lives of individuals with physical limitations, impairments, or disabilities, including spinal cord injuries. I also want to thank Larry for his unwavering commitment to Lifeward over the years, and for his valued support in facilitating a seamless leadership transition.”

“I’m thrilled and honored to be joining the Lifeward team at such an exciting time in its history,” said Mr. Grant. “In the last year, the Company has taken great strides, including the major milestone of achieving Medicare payment for the ReWalk exoskeleton while building a robust pipeline of ReWalk cases.

ReWalk is representative of Lifeward’s robust portfolio of life-changing, breakthrough solutions, which are based on the Company’s wealth of technical expertise, R&D capabilities, and patented robotics technology. As CEO, I look forward to helping Lifeward leverage its many strengths to achieve balanced and sustainable growth as we establish a strong foundation for the future and work strategically toward profitability.

Furthermore, I look forward to working with our valued partners in the patient advocacy community who share Lifeward’s profound commitment to improving the quality of life of the patients we have the honor of serving.”

From 2004 to 2023, Mr. Grant held various leadership roles at Medtronic, a global leader in healthcare technology, rising to the level of Vice President for the Americas. His responsibilities and achievements included directing the development and execution of strategies to deliver annual revenue targets in the highly competitive diabetic home care market, opening commercial markets by establishing access to new direct-payer constituencies, including the U.S. Department of Veterans Affairs, optimizing revenue cycle operations, identifying and pursuing new business opportunities based on market trends and competitor research, and restructuring the business to meet changing operational demands.

Prior to joining Lifeward, Mr. Grant was President of Americas and Chief Commercial Officer of IMRA Surgical, a global leader in ethical surgical training solutions. While there, he provided executive leadership in setting operational and commercial strategies to establish infrastructure for a new category of ethical surgical procedures through novel material science. He also spearheaded the development of multi-channel sales and marketing efforts to bolster commercialization efforts and played an integral leadership role in raising capital and developing the company's enterprise strategy.

Prior to joining Medtronic, Mr. Grant had roles at Bristol Myers Squibb and FLA Orthopedics. He has a Bachelor of Science degree in industrial technology from East Carolina University.

Inducement Grant Under Nasdaq Listing Rule 5635(c)(4)

In connection with the appointment of Mr. Grant, the Board of Directors of Lifeward approved an inducement award of 400,000 options to purchase ordinary shares of Lifeward as an inducement material to Mr. Grant’s entering into employment with Lifeward in accordance with Nasdaq Listing Rule 5635(c)(4), subject to the terms and conditions of the applicable award agreement covering such grant. The grant will be made on the date he joins the Company.  The options will have an exercise price equal to the closing price of the Company’s ordinary shares on the Nasdaq Capital Market on the date of grant and will vest in four equal annual installments beginning on the first anniversary of the grant date, subject to Mr. Grant’s continued employment with the Company on such vesting dates.

About Lifeward

Lifeward designs, develops, and commercializes life-changing solutions that span the continuum of care in physical rehabilitation and recovery, delivering proven functional and health benefits in clinical settings as well as in the home and community. Our mission at Lifeward is to relentlessly drive innovation to change the lives of individuals with physical limitations or disabilities. We are committed to delivering groundbreaking solutions that empower individuals to do what they love. The Lifeward portfolio features innovative products including the ReWalk Exoskeleton, the AlterG Anti-Gravity system, the MyoCycle FES System, and the ReStore Exo-Suit.

Founded in 2001, Lifeward has operations in the United States, Israel, and Germany. For more information on the Lifeward mission and product portfolio, please visit GoLifeward.com.

Lifeward®, ReWalk®, ReStore®, and Alter G® are registered trademarks of Lifeward Ltd. and/or its affiliates.

Forward-Looking Statements

In addition to historical information, this press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, and Section 21E of the U.S. Securities Exchange Act of 1934. Such forward-looking statements may include projections regarding the Company's future performance and other statements that are not statements of historical fact and, in some cases, may be identified by words like "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "future," "will," "should," "would," "seek" and similar terms or phrases. The forward-looking statements contained in this press release are based on management's current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Important factors that could cause the Company’s actual results to differ materially from those indicated in the forward-looking statements include, among others: the acceptance of the ReWalk 7 Personal Exoskeleton by healthcare professionals and patients; uncertainties associated with future clinical trials and the clinical development process, the product development process and FDA regulatory submission review and approval process; the Company's ability to have sufficient funds to meet certain future capital requirements, which could impair the Company's efforts to develop and commercialize existing and new products; the Company's ability to maintain and grow its reputation and the market acceptance of its products; the Company's ability to achieve reimbursement from third-party payors, including CMS, for its products; the Company's limited operating history and its ability to leverage its sales, marketing and training infrastructure; the Company's expectations as to its clinical research program and clinical results; the Company's expectations regarding future growth, including its ability to increase sales in its existing geographic markets and expand to new markets; expectations regarding the Company’s new Chief Executive Officer; the Company's ability to obtain certain components of its products from third-party suppliers and its continued access to its product manufacturers; the Company’s ability to navigate any difficulties associated with moving production of its AlterG Anti-Gravity Systems to a contract manufacturer; the Company's ability to improve its products and develop new products; the Company's compliance with medical device reporting regulations to report adverse events involving the Company's products, which could result in voluntary corrective actions or enforcement actions such as mandatory recalls, and the potential impact of such adverse events on the Company's ability to market and sell its products; the Company's ability to gain and maintain regulatory approvals; the Company's ability to maintain adequate protection of its intellectual property and to avoid violation of the intellectual property rights of others; the risk of a cybersecurity attack or breach of the Company's IT systems significantly disrupting its business operations; the Company's ability to use effectively the proceeds of its offerings of securities; and other factors discussed under the heading "Risk Factors" in the Company’s annual report on Form 10-K, as amended, for the year ended December 31, 2024 filed with the SEC and other documents subsequently filed with or furnished to the SEC. Any forward-looking statement made in this press release speaks only as of the date hereof. Factors or events that could cause the Company’s actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for the Company to predict all of them. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Lifeward Media Relations:
Kathleen O’Donnell
Vice President, Marketing & New Business Development
Lifeward Ltd.
E: media@golifeward.com

Lifeward Investor Contact:
Mike Lawless
Chief Financial Officer
Lifeward Ltd.
E: ir@golifeward.com